UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Datavault AI Inc., (the “Company”) and Vivasor, Inc. (“Vivasor”) entered into a Subscription Agreement (the “Subscription Agreement”), dated April 16, 2026. Pursuant to the Subscription Agreement, the Company agreed to purchase from Vivasor, and Vivasor agreed to issue and sell to the Company, 8,163,265 shares of Vivasor’s Series A Common Stock (the “Vivasor Shares”), at a purchase price of $6.125 per share, for aggregate consideration of $50 million (the “Purchase Price”). The Purchase Price will be paid entirely in non-cash consideration by issuance of 75,942,666 shares of the Company’s common stock (the “Datavault Shares”) to Vivasor at closing.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On April 23, 2026, the Company filed a prospectus supplement (“Prospectus Supplement”) to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2026, and was declared effective by the SEC on March 25, 2026 (File No. 333-294502). The Company filed the Prospectus Supplement for the purpose of registering the Datavault Shares issued in consideration for the Vivasor Shares. In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Paul Hastings LLP, regarding the legality of the Datavault Shares being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Paul Hastings LLP
10.1	Subscription Agreement, dated April 16, 2026, between Vivasor, Inc. and Datavault AI Inc.
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer